Exhibit 99.3

Oragenics to Present at Sidoti’s Micro-Cap Virtual Investor Conference May 20-21

Sarasota, FL — May 19, 2026 — Oragenics, Inc. (NYSE American: OGEN) (“Oragenics” or the “Company”), a clinical-stage biopharmaceutical company pioneering neurological therapeutics, will present and host one-on-one meetings with investors at Sidoti’s Micro-Cap Virtual Investor Conference, taking place on May 20-21, 2026.

The presentation will begin at 3:15 ET on May 21, 2026 and can be accessed live here: https://sidoti.zoom.us/webinar/register/WN_4MxVYrk0Sl2JK5ByzTN6Pg. Oragenics will also host virtual one-on-ones with investors on Wednesday and Thursday, May 20-21, 2026. To register for the presentation or one-on-ones, visit www.sidoti.com/events. Registration is free and you don’t need to be a Sidoti client.

About Sidoti Events, LLC (“Events”) and Sidoti & Company, LLC (“Sidoti”)

In 2023, Sidoti & Company, LLC , Sidoti & Company, LLC formed an affiliate company, Sidoti Events, LLC in order to focus exclusively on its rapidly growing conference business and to more directly serve the needs of presenters and attendees. The relationship allows Sidoti Events to draw on the over 25 years of experience Sidoti has as a premier provider of independent securities research focused specifically on small and microcap companies and the institutions that invest in their securities, with most of its coverage in the $200 million-$5 billion market cap range. Sidoti’s coverage universe comprises approximately 150 equities, of which almost 70 percent participate in the firm’s rapidly growing Company Sponsored Research (“CSR”) and Sidoti Lighthouse Equity Research (“Lighthouse”) programs. Sidoti Events is a leading provider of corporate access through the many investor conferences it hosts each year. By virtue of its direct ties to Sidoti, Sidoti Events benefits from Sidoti’s small- and microcap-focused nationwide sales force, which has connections with over 2,500 institutional relationships in North America. This enables Sidoti Events to provide multiple forums for meaningful interaction for small and microcap issuers and investors specifically interested in companies in the sector.

About Oragenics, Inc.

Oragenics, Inc. is a clinical-stage biotechnology company developing brain-targeted therapeutics through proprietary intranasal delivery technology. The Company’s lead candidate, ONP-002, is being advanced as a potential first-in-class treatment for concussion and mild traumatic brain injury. Oragenics is progressing ONP-002 through Phase IIa clinical trials in Australia, with U.S. Phase IIb trials planned to follow. The Company believes its intranasal delivery platform has potential applications across multiple neurological conditions. Oragenics is committed to developing innovative therapies that address significant unmet medical needs in neurological care. For more information, visit www.oragenics.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this news release concerning the Company’s expectations, plans, business outlook or future performance, and any other statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters, are “forward-looking statements.” Forward-looking statements include statements regarding the Company’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: our research, development and regulatory activities and expectations relating to product candidates, including without limitation ONP-002 and our proprietary nasal device; the effectiveness of these programs or the possible range of application and potential curative effects and safety in the treatment of diseases; and the timing, conduct, interim results announcements and outcomes of our clinical trials of our product candidates, including ONP-002 for the treatment of concussion and mTBI. These forward-looking statements are based on management’s beliefs and assumptions and information currently available. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “potential,” “may,” “will,” “could,” “should,” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to, those described in our most recent Form 10-K, Form 10-Q and other filings we make with the U.S. Securities and Exchange Commission. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. All information we set forth in this press release is as of the date hereof. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by law.

Investor & Media Contact

Investor & Media Relations

irth Communications

800-383-4880

ir@oragenics.com